                                                                   EXHIBIT 10.13

                                EARNOUT AGREEMENT

      THIS EARNOUT AGREEMENT (this "AGREEMENT"), dated November 29, 2004, is entered into by and among Focus Media Holding Limited, an international business company organized under the laws of the British Virgin Islands (the "COMPANY"), JJ Media Investment Holding Limited, an international business company organized and existing under the laws of the British Virgin Islands ("JJ MEDIA INVESTMENT"), each of the Persons listed on Schedule A hereto (the "COMPANY WARRANTORS"), GS Focus Holding Limited, an exempted company organized and existing under the laws of Cayman Islands (the "LEAD INVESTOR"), 3i Group plc, a company organized and existing under the laws of England (the "CO-INVESTOR LEAD"), and each of the parties listed on Schedule B hereto (together with the Lead Investor and the Co-Investor Lead, the "INVESTORS").

                                    RECITALS

      WHEREAS the Investors have agreed to purchase from the Company, and the Company has agreed to sell to the Investors, certain Series C-2 preferred shares, par value US$0.01 per share (the "SERIES C-2 SHARES"), of the Company on the terms and conditions set forth in that certain Series C-2 Preferred Share Purchase Agreement, dated as of November 9, 2004 (the "PURCHASE AGREEMENT"), by and among the Company, the Company Warrantors and the Investors;

      WHEREAS the Investors have agreed to purchase from certain existing shareholders of the Company, and such shareholders have agreed to sell to the Investors, certain shares of the Company held by such existing shareholders, and the Company has agreed to exchange for such shares certain Series C-1 preferred shares, par value US$0.01 per share (the "SERIES C-1 SHARES" and, together with the Series C-2 Shares, the "SERIES C SHARES"), of the Company on the terms and conditions set forth in the Purchase Agreement;

      WHEREAS the Purchase Agreement provides for a purchase price of US$102.78 per share for the Series C-1 Shares and Series C-2 Shares based on the assumption that Net Income of the Company for fiscal year 2004 will be at least US$13,500,000;

      WHEREAS, in the event this assumption proves untrue, JJ Media Investment is willing to transfer such number of Ordinary Shares, par value US$0.01 per share (the "ORDINARY SHARES"), of the Company to the Investors as is necessary to reflect the resulting value of the Company;

      WHEREAS the Purchase Agreement provides that the execution and delivery of this Agreement by the parties hereto shall be a condition precedent to the consummation of the transactions contemplated thereunder;

      WHEREAS the Company and the Company Warrantors seek to induce the Investors to consummate their investment in the Company as contemplated in the Purchase Agreement and, to such ends, seek to satisfy the conditions precedent to such investment by entering into this Agreement;

                                   AGREEMENT

                                                               Earnout Agreement

      NOW, THEREFORE, in consideration of the foregoing recitals, the mutual premises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. INTERPRETATION

      1.1. Definitions. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

            "ACCOUNTING PRINCIPLES" means generally accepted accounting principles as applied in the United States of America.

            "AGGREGATE INVESTMENT" means, with respect to each Investor, the total amount paid by such Investor to purchase any capital shares of the Company under the Purchase Agreement.

            "APPLICABLE LAW" means, with respect to any Person, any and all provisions of any constitution, treaty, statute, law, regulation, ordinance, code, rule, judgment, rule of common law, order, decree, award, injunction, governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Government Entity, whether in effect as of the date hereof or thereafter and in each case as amended, applicable to such Person or its subsidiaries or their respective assets.

            "AUDITORS" means Deloitte, Touche & Tohmatsu, or such successor thereto as may be from time to time duly appointed by the Company's Board of Directors from among the Big 4 to audit the Company's annual financial statements.

            "CLOSING" has the meaning ascribed thereto in the Purchase
      Agreement.

            "CONSENT" means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including any Government Entity.

            "CONSTITUTIONAL DOCUMENTS" means, with respect to any Person, the Certificate of Incorporation, Memorandum of Association, Articles of Association, Joint Venture Agreement, or similar constitutional documents for such Person.

            "CONTRACT" means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or binding understanding, whether or not in writing.

            "EMPLOYEE COMPENSATION SHARE" means any Ordinary Share issued to employees, consultants or directors of the Company either in connection with a restricted stock plan approved by the Company's Board of Directors or on exercise of an Employee Share Option.

            "EMPLOYEE SHARE OPTIONS" means options to purchase Employee

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                                       2

      Compensation Shares granted to employees, consultants or directors under any share incentive plan approved by the Company's Board of Directors.

            "ENCUMBRANCE" means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise.

            "GOVERNMENT ENTITY" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government.

            "HONG KONG" means the Hong Kong Special Administrative Region.

            "NET INCOME" means, with respect to any period, net income (or net loss) for such period less any amount credited in arriving at such net income amount in respect of any extraordinary gain plus reasonable lawyers fees, accountants fees or underwriter fees incurred by the Company in preparation for a potential initial public offering and deducted in arriving at such net income amount so long as the sum of all such fees does not exceed US$1,000,000 plus the sum of all amounts deducted in arriving at such net income amount to make provision for any impairment for acquisitions during the year ending December 31, 2004 so long as the aggregate of such impairments does not exceed US$2,000,000, all as computed for the Company and the Group Companies on a consolidated basis in accordance with the Accounting Principles and as certified by the Auditors.

            "NOMINAL INVESTOR SHARE AMOUNT" means, with respect to each Investor as of any given time, such number of Ordinary Shares as determined according to the following formula:

            Nominal Investor Share = (Total Cap x Aggregate Investment)/
                                     ------------------------------------------
            Amount                   (Pre-Money Valuation + Total New Investor
                                      Money)

            where:

            Total Cap       = The issued and outstanding Ordinary Shares
                              (determined on an as-if converted, fully-diluted basis) at the given time

            Pre-Money       = The product of (x) Net Income for the year ending
            Valuation         December 31, 2004 and (y) 11.1111

            Total New       = US$17,500,000
            Investor Money

            "PERSON" means any natural person, corporation limited liability company, joint stock company, joint venture, partnership, enterprise, trust, unincorporated organization or any other entity or organization.

            "PREFERRED SHARES" means the Series A Shares, the Series B Shares, the Series C-1 Shares and the Series C-2 Shares.

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                                       3

            "PRC" means the People's Republic of China, solely for purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

      1.2 Interpretation. For all purposes of this Agreement, except as otherwise expressly provided, (i) the terms defined in the Section 1 shall have the meanings assigned to them in this Section 1 and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned under the Accounting Principles consistently applied, (iii) all references in this Agreement to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (vi) all references in this Agreement to designated Schedules, Exhibits and Annexes are to the Schedules, Exhibits and Annexes attached to this Agreement unless explicitly stated otherwise, and (vii) any formula that purports to calculate the excess of one value over another shall be deemed to yield a value equal to zero if there is no excess.

SECTION 2. SERIES C EARNOUT.

      2.1 Entitlement to Earnout Amount. Subject to the terms and conditions herein, JJ Media Investment hereby agrees to transfer to each Investor on the Earnout Date, for no additional consideration, such number of Ordinary Shares (the "EARNOUT SHARES") as equal the excess, if any, of (i) the Nominal Investor Share Amount for such Investor as of the Earnout Date over (ii) the aggregate number of Ordinary Shares into which all Series C Shares issued to such Investor under the Purchase Agreement are convertible at the Earnout Date. Set forth in Annex A is an example of the number of Series C-1 Shares and Series C-2 Shares that would be held by the Investors in aggregate pursuant to the operation of this Agreement based on different assumptions in terms of Net Income.

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                                       4

      2.2 Exchange of Series C Shares for Ordinary Shares. On the Earnout Date, in exchange for any Earnout Shares which each Investor may be entitled to hereunder, the Company agrees to issue to such Investor such number of Series C-2 Shares as equal the Series C-2 Apportionment therefor and such number of Series C-1 Shares as equal the Series C-1 Apportionment therefor. On the Earnout Date, each Investor agrees to exchange any Earnout Shares which it may be entitled to receive hereunder for the applicable Series C-1 Shares and Series C-2 Shares. For purposes of this Section 2.2, the Series C-2 Apportionment for any Investor at the Earnout Date shall be determined as follows:

            Series C-2 Apportionment =     Earnout Shares x Series C-2 Held
                                       -----------------------------------------
                                       Series C Held x Series C Conversion Ratio

            where:

            Series C-2 Held = The number of Series C-2 Shares issued to such
                              Investor under the Purchase Agreement;

            Series C Held   = The number of Series C Shares issued to such
                              Investor under the Purchase Agreement; and

            Series C        = The number of Ordinary Shares into which a Series
            Conversion Ratio  C Share is convertible at the Earnout Date

For purposes of this Section 2.2, the Series C-1 Apportionment for any Investor at the Earnout Date shall be determined as follows:

            Series C-1 Apportionment =      Earnout Shares x Series C-1 Held
                                       -----------------------------------------
                                       Series C Held x Series C Conversion Ratio

            where:

            Series C-1 Held = The number of Series C-1 Shares issued to such
                              Investor under the Purchase Agreement.

In determining the Series C-1 Apportionment and the Series C-2 Apportionment with respect to any Investor, any fractional amounts shall be rounded to the nearest whole number.

      2.3 Earnout Date. The consummation of the transactions described in Sections 2.1 and 2.2 shall take place in the offices of O'Melveny & Myers LLP, 20th Floor, Kerry Centre, 1515 Nanjing Road West, Shanghai 200040, China, at 10:00am, on the date ten (10) days after the Auditors have certified the Net Income for the year ending December 31, 2004, or at such other place or at such other time as the Lead Investor and the Company may otherwise mutually agree to (the "EARNOUT DATE").

      2.4 Actions at the Earnout Date. On the Earnout Date, (i) JJ Media Investment shall deliver to the Company on behalf of each Investor a certificate or certificates evidencing such number of Ordinary Shares as equal the Earnout Shares to which such Investor is entitled, accompanied by a valid Instrument of Transfer in favor of such Investor; (ii) the Company shall deliver to such Investor a certificate or certificates, in form reasonably satisfactory to such Investor, evidencing such number of Series C-2 Shares as is equal to the number of Series C-2 Shares such Investor is entitled to receive hereunder, and (iii) the Company shall deliver to such Investor a certificate or certificates in form reasonably satisfactory to such Investor, evidencing such number of Series C-1 Shares as is equal to the number of Series C-1 Shares such Investor is entitled to receive hereunder. From and after

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                                       5
the Earnout Date, all rights that JJ Media Investment may enjoy with respect to such Ordinary Shares as should be transferred to any Investor hereunder, regardless of whether JJ Media Investment shall duly tender the certificates therefor to the Company on the Earnout Date, shall cease, and such shares shall not be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever. The transfer of the Earnout Shares will be treated as an adjustment to the number of shares purchased by the Investors pursuant to the Purchase Agreement.

      2.5 Determination of Net Income. The Company shall cause the Auditors to certify the Net Income for the year ending December 31, 2004 as soon as practicable, but in any event within ninety (90) days after the end of such year.

SECTION 3. NEGATIVE COVENANTS

      3.1 No Share Dividends, Subdivisions, Combinations or Consolidations of Company's Securities. From the date hereof through the Earnout Date, the Company shall not subdivide the outstanding capital shares of the Company (by share split, or otherwise) into a greater number of capital shares, or combine or consolidate the outstanding capital shares of the Company (by reclassification or otherwise) into a lesser number of capital shares.

      3.2 No Distributions. From the date hereof through the Earnout Date, the Company shall not make, or file a record date for the determination of holders of capital shares entitled to receive any distribution payable in securities or assets of the Company except for (i) any conversion of Preferred Shares pursuant to the rights and preferences thereof, (ii) any redemption or other repurchase of Preferred Shares pursuant to the rights and preferences thereof, or (iii) the repurchase of Employee Compensation Shares at no more than cost from terminated employees, officers or consultants.

      3.3 No New Issuance. From the date hereof through the Earnout Date, the Company shall not issue any new capital shares, except for (i) any issuance of Ordinary Shares upon conversion of any Preferred Shares, (ii) as required by
Article 10(b) or Article 10(c) of the Memorandum of Association of the Company or (iii) any issuance of Employee Compensation Shares.

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                                       6

      3.4 No Reclassification, Exchange and Substitution. From the date hereof through the Earnout Date, the Company shall not change the Series C-1 Shares or Series C-2 Shares into the same or a different number of shares of any other class or classes of shares, whether by capital reorganization, reclassification or otherwise.

      3.5 No Other Dilutive Events. From the date hereof through the Earnout Date, the Company shall not take any other action that may adversely affect the essential intent and principles hereof.

SECTION 4. representations and warranties of the company warrantors

      The Company and each of the Company Warrantors jointly and severally represent, warrant and covenant to each of the Investors that:

      4.1 Organization, Good Standing and Qualification.

            The Company is an international business company, duly organized, validly existing and in good standing under the laws of the British Virgin Islands. The Company has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted and to perform each of its obligations hereunder. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required. Since its establishment, the Company has carried on its business in compliance with Applicable Law.

            Each Corporate Warrantor is duly organized and validly existing under the laws of the jurisdiction where it purports to exist. Such Corporate Warrantor has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, and to perform each of its obligations hereunder. Such Corporate Warrantor is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required.

      4.2 Authorization.

            All corporate action necessary on the part of the Company and its officers, directors and shareholders has been taken for the authorization, execution, and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other remedies in the nature of equitable remedies.

            All corporate action necessary on the part of any Company Warrantor and its officers, directors and shareholders has been taken for the authorization, execution and delivery by such Company Warrantor of this Agreement and the performance by such Company Warrantor of its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of such Company Warrantor, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and

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                                       7

(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other remedies in the nature of equitable remedies.

      4.3 Valid issuance of Securities. The Series C-2 Shares and Series C-1 Shares being issued to each Investor hereunder, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully-paid and non-assessable, and will be free of restrictions on transfer and other Encumbrances, other than such restrictions on transfer or other Encumbrances as may be imposed by this Agreement, the Purchase Agreement or the Memorandum and Articles of Association of the Company.

      4.4 Compliance; No Violations.

            No Consent is required of any Government Entity on the part of the Company or any Company Warrantor in connection with the consummation of the transactions contemplated by this Agreement.

            The execution, delivery, and performance by any of the Company or the Company Warrantors of this Agreement requires no Consent of any third party and (i) will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice, any provision of its Constitutional Documents as in effect at the date hereof, any Applicable Law, or any material Contract or obligation to which it is a party or by which it is bound or (ii) accelerate or constitute an event entitling the holder of any indebtedness of the Company or any Company Warrantor to accelerate the maturity of any such indebtedness or to increase the rate of interest presently in effect with respect to such indebtedness, or (iii) result in the creation of any Encumbrance upon any of the properties or assets of any of the Company or the Company Warrantors.

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

      4.5 Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in Section 5, the issuance and delivery pursuant hereto of any Series C-2 Share or Series C-1 Share is exempt from the registration requirements of any applicable securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action that would cause the loss of such exemption.

      4.6 Other Representations and Warranties. The representations and warranties in the Purchase Agreement were true and accurate as of the date given and, except insofar as explicitly waived in writing at the Closing by the Lead Investor and the Co-Investor Lead, were true and accurate as of the date of the Closing with reference to the facts and circumstances then existing.

SECTION 5. Representations and warranties of the InvestorS

      Each Investor represents, warrants and covenants to the Company that:

      5.1 Authorization. Such Investor has full power and authority to enter into this Agreement, and, assuming due and valid execution and delivery hereof, the Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

      5.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that any Series C-2 Shares and Series C-1 Shares to be acquired by the Investor hereunder (collectively, the "SECURITIES") will be acquired by the Investor for investment for the Investor's own account, not as a nominee or agent (except insofar as 3i AP Tech Nominees Limited and 3i Nominee Limited, respectively, will hold any shares subscribed for or purchased hereunder by 3i Asia Pacific Technology LP and 3i Asia Pacific 2004-06 LP), and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities.

      5.3 Investment Experience. Such Investor acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of acquiring the Series C-2 Shares and the Series C-1 Shares. Such Investor also represents it has not been organized solely for the purpose of acquiring the Series C-2 Shares or the Series C-1 Shares.

      5.4 Status of Investor. Such Investor (i) is purchasing the securities outside the United States in compliance with Regulation S under the Securities Act of 1933, as amended (the "ACT") and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction or
(ii) is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect, under the Act.

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

      5.5 Restricted Securities. Such Investor understands that the securities it is receiving are characterized as "restricted securities" under U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

SECTION 6. Miscellaneous

      6.1 Binding Effect; Assignment. This Agreement shall be binding upon and shall be enforceable by each party, its successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written approval of the other party.

      6.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereunder.

      6.3 Dispute Resolution.

            (a) Any dispute, controversy or claim (each, a "DISPUTE") arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved at the first instance through consultation between the parties to such Dispute. Such consultation shall begin immediately after any party has delivered written notice to any other party to the Dispute requesting such consultation.

            (b) If the Dispute is not resolved within sixty (60) days following the date on which such notice is given, the Dispute shall be submitted to arbitration upon the request of any party to the Dispute with notice to each other party to the Dispute (the "ARBITRATION NOTICE").

            (c) The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the "CENTRE"). There shall be three (3) arbitrators. The claimants in the Dispute shall collectively choose one (1) arbitrator, and the respondents shall collectively choose one (1) arbitrator. The Secretary General of the Centre shall select the third arbitrator, who shall be qualified to practice law in the State of New York. If any of the members of the arbitral tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment shall be made by the Secretary General of the Centre.

            (d) The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Arbitration Rules of the United Nations Commission on International Trade Law, as in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this
Section 6.3, including the provisions concerning the appointment of arbitrator, the provisions of this Section 6.3 shall prevail.

            (e) Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other party in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

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

            (f) The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

            (g) The arbitrator shall decide any dispute submitted by the parties to the arbitration strictly in accordance with the substantive law of the State of New York and shall not apply any other substantive law.

            (h) Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

            (i) During the course of the arbitration tribunal's adjudication of the dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

            (j) The cost of arbitration (including legal, accounting and other professional fees and expenses reasonably incurred by any prevailing party with respect to the investigation, collection, prosecution and/or defense of any claim in the Dispute) shall be borne pro rata by each losing party.

      6.4. Language. The governing version of this Agreement is the English language version. Any translation of this Agreement into Chinese or any other language is for the convenience of the parties only.

      6.5 Amendments. Except as otherwise permitted herein, this Agreement and its provisions may be amended, changed, waived, discharged or terminated only by a writing signed by each of the parties.

      6.6 Notices. All notices, claims, certificates, requests, demands and other communications under this Agreement shall be made in writing and shall be delivered to any party hereto by hand or sent by facsimile, or sent, postage prepaid, by reputable overnight courier services at the address given for such party on the signature pages hereof (or at such other address for such party as shall be specified by like notice), and shall be deemed given when so delivered by hand, or if sent by facsimile, upon receipt of a confirmed transmittal receipt, or if sent by overnight courier, five (5) calendar days after delivery to or pickup by the overnight courier service.

      6.7 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request to give effect to the terms and intent of this Agreement.

      6.8. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings or agreements.

      6.9 Severability. If any provision of this Agreement shall be held invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

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

      6.10 Remedies Cumulative. The rights and remedies available under this Agreement or otherwise available shall be cumulative of all other rights and remedies and may be exercised successively.

      6.11 Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      6.12 No Third Party Beneficiary. Except to the extent expressly stated otherwise, nothing in this Agreement is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights, benefits, or obligations hereunder.

         [The remainder of this page has been left intentionally blank.

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                                       12

      IN WITNESS WHEREOF the parties hereto have caused their duly authorized representatives to execute this Agreement as of the first date written above.

                                FOCUS MEDIA HOLDING LIMITED

                                By: /s/ Jiang Nanchun
                                    ----------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: CEO

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                JJ MEDIA INVESTMENT HOLDING LIMITED

                                By: /s/ Jiang Nanchun
                                    ----------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: CEO

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                                               Earnout Agreement

                                SHANGHAI FOCUS MEDIA ADVERTISING CO., LTD.
                                    [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    ----------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: Authorized Signatory

                                Address for notice:
                                28th Floor, Zhao Feng World Trade Building,
                                No. 369 Jiangsu Road,
                                Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-32124661
                                Fax: 86-21-52400228

                                                               Earnout Agreement

                                SHANGHAI PERFECT MEDIA ADVERTISING CO., LTD.
                                    [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    ----------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: Authorized Signatory

                                Address for notice:
                                Floor 2, Pufa Building, No. 288, Pudong Avenue, Shanghai, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-21-50541466
                                Fax: 86-21-50541499

                                                               Earnout Agreement

                                SICHUAN FOCUS MEDIA ADVERTISING COMPANY LTD.
                                    [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    ----------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: Authorized Signatory

                                Address for notice:
                                Room 4C, Chuanxin Dasha,
                                No. 18, Renming Nan Road,
                                Chengdu, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-028-86083386
                                Fax: 86-028-86200388

                                                               Earnout Agreement

                                CHANGSHA CENTURY FOCUS MEDIA ADVERTISING COMPANY
                                    LTD. [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    ---------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: Authorized Signatory

                                Address for notice:
                                Room 1213, New Century Plaza,
                                No. 692, Furong Zhong Lu,
                                Changsha, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-0731-5179396
                                Fax: 86-0731-5179396-888

                                                               Earnout Agreement

                                FOCUS MEDIA WUHAN GESHI ADVERTISING COMPANY LTD.
                                    [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    ---------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: Authorized Signatory

                                Address for notice:
                                Room 4101, World Trade Plaza,
                                No. 686, Jiefang Avenue,
                                Wuhan, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-027-85448093
                                Fax: 86-027-85448386

                                                               Earnout Agreement

                                QINGDAO FOCUS MEDIA ADVERTISING COMPANY LTD.
                                     [CHINESE CHARACTERS]

                                By: /s/ Jiang Nanchun
                                    ---------------------------------------
                                    Name: Jiang Nanchun [CHINESE CHARACTERS]
                                    Capacity: Authorized Signatory

                                Address for notice:
                                Room 12E, Plaza A, Jing du Garden,
                                No. 37, Jinghai Xi Road,
                                Qingdao, China
                                Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                Tel: 86-0532-6675162
                                Fax: 86-0532-6675182-12

                                                               Earnout Agreement

                                    ZHEJIANG RUIHONG FOCUS MEDIA
                                       CULTURE COMMUNICATIONS
                                       COMPANY LTD. [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    Room 909, Plaza C, Huanglong Century Plaza,
                                    No. 1, Hangda Road,
                                    Hangzhou, China
                                    Attn: Jiang Nanchun
                                    Tel: 86-0571-88211033
                                    Fax: 86-0571-87901087

                                                               Earnout Agreement

                                    CHONGQIN GEYANG FOCUS MEDIA
                                       CULTURE COMMUNICATION
                                       COMPANY LTD. [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ---------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    Floor 25, Plaza A, No. 3, Qingnian Road,
                                    Quzhong Qu,
                                    Chongqing, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-023-63708688
                                    Fax: 86-023-63731117

                                                               Earnout Agreement

                                    NANJING FOCUS MEDIA ADVERTISING
                                       COMPANY LTD. [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ---------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    C4, Floor 12, No. 89, Hanzhong Road,
                                    Nanjing, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-025-84720292
                                    Fax: 86-025-84720291

                                                               Earnout Agreement

                                    DALIAN FOCUS MEDIA ADVERTISING
                                       COMPANY LTD. [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    Room 1309, No. 45, Shanghai Road,
                                    Dalian, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-0411-82648252
                                    Fax: 86-0411-82648353

                                                               Earnout Agreement

                                    FOCUS MEDIA CHANGSHA HOLDING
                                       LIMITED

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zha Feng World Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                               Earnout Agreement

                                    YUNNAN FOCUS MEDIA ADVERTISING
                                       COMPANY LTD. [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                        Address for notice:
                                        Floor 20, No. 612, Beijing Road,
                                        Kuming, China
                                        Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                        Tel: 86-0871-3116615
                                        Fax:

                                                               Earnout Agreement

                                    SHANGHAI ON-TARGET
                                       COMMUNICATIONS CO., LTD. [CHINESE
                                       CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zhao Feng world Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                               Earnout Agreement

                                    SHANGHAI FOCUS MEDIA ADVERTISING &
                                       COMMUNICATIONS CO., LTD. [CHINESE
                                       CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zhao Feng world Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                               Earnout Agreement

                                    PERFECT MEDIA HOLDING LIMITED

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zhao Feng world Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                               Earnout Agreement

                                    FOCUS MEDIA MULTIMEDIA
                                       TECHNOLOGY (SHANGHAI) COMPANY
                                       LTD. [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zhao Feng world Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                               Earnout Agreement

                                    FOCUS MEDIA DALIAN HOLDING LIMITED

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zhao Feng world Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                               Earnout Agreement

                                    FOCUS MEDIA QINGDAO HOLDING
                                       LIMITED

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                        Address for notice:
                                        28th Floor, Zhao Feng world Trade
                                        Building,
                                        No. 369 Jiangsu Road,
                                        Shanghai, China
                                        Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                        Tel: 86-21-32124661
                                        Fax: 86-21-52400228

                                                               Earnout Agreement

                                    JIANG NANCHUN [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zhao Feng world Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                               Earnout Agreement

                                    FOCUS MEDIA (CHINA) HOLDING LIMITED

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    28th Floor, Zhao Feng world Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                    SHANGHAI QIANJIAN ADVERTISING
                                       COMPANY LTD [CHINESE CHARACTERS]

                                    By: /s/ Jiang Nanchun
                                        ----------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    Unit 2107, Broadcasting Building,
                                    No. 1376, Hong Qiao Lu,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-62095508
                                    Fax: 86-21-62095509

                                                               Earnout Agreement

                                    FOCUS MEDIA HOLDING LIMITED

                                    By: /s/ David Chou
                                        ----------------------------------------
                                        Name: David Chou
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    68/F Cheung Kong Center
                                    2 Queen's Road Central
                                    Hong Kong
                                    Attn: David Chou
                                    Tel: 852-2978-1151
                                    Fax: 852-2978-0440

                                                               Earnout Agreement

                                    3I GROUP PLC

                                    By: /s/ Cheng Sim Tan
                                        ----------------------------------------
                                        Name: Cheng Sim Tan
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    Suite 1903, 19/F
                                    Two International Finance Centre
                                    8 Finance Street
                                    Central, Hong Kong
                                    Attn: Cheng Sim Tan
                                    Tel: 852-2901-8188
                                    Fax: 852-2537-7886

                                    with a copy to:
                                    3i Investments plc
                                    80 Raffles Place
                                    #33-20 UOB Plaza 2
                                    Singapore 048624
                                    Attn: Cheng Sim Tan
                                    Tel: 65-6438-3131
                                    Fax: 65-6536-2429

                                                               Earnout Agreement

                                    3I ASIA PACIFIC TECHNOLOGY LP

                                    Acting by its manager, 3i Investment plc

                                    By: /s/ Cheng Sim Tan
                                        ----------------------------------------
                                        Name: Cheng Sim Tan
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    Suite 1903, 19/F
                                    Two International Finance Centre
                                    8 Finance Street
                                    Central, Hong Kong
                                    Attn: Cheng Sim Tan
                                    Tel: 852-2901-8188
                                    Fax: 852-2537-7886

                                    with a copy to:
                                    3i Investments plc
                                    80 Raffles Place
                                    #33-20 UOB Plaza 2
                                    Singapore 048624
                                    Attn: Cheng Sim Tan
                                    Tel: 65-6438-3131
                                    Fax: 65-6536-2429

                                                               Earnout Agreement

                                    3I ASIA PACIFIC 2004-06LP

                                    Acting by its manager, 3i Investment plc

                                    By: /s/ Cheng Sim Tan
                                        ----------------------------------------
                                        Name: Cheng Sim Tan
                                        Capacity: Authorized Signatory

                                    Address for notice:
                                    Suite 1903, 19/F
                                    Two International Finance Centre
                                    8 Finance Street
                                    Central, Hong Kong
                                    Attn: Cheng Sim Tan
                                    Tel: 852-2901-8188
                                    Fax: 852-2537-7886

                                    with a copy to:
                                    3i Investments plc
                                    80 Raffles Place
                                    #33-20 UOB Plaza 2
                                    Singapore 048624
                                    Attn: Cheng Sim Tan
                                    Tel: 65-6438-3131
                                    Fax: 65-6536-2429

                                                               Earnout Agreement

                                    KTB/UCI CHINA VENTURES I LIMITED

                                    By: /s/ Wei Yu
                                        ----------------------------------------
                                        Name: Wei Yu
                                        Capacity: CEO

                                    Address for notice:
                                    28th Floor, Zhao Feng World Trade Building,
                                    No. 369 Jiangsu Road
                                    Shanghai, China
                                    Attn: Wei Yu
                                    Tel: 86-21-32124668
                                    Fax: 86-21-52400958

                                                               Earnout Agreement

                                    MAX WEALTH ENTERPRISES LIMITED

                                    By: /s/ Neil Shen
                                        ----------------------------------------
                                        Name: Neil Shen [CHINESE CHARACTER]
                                        Capacity: Director

                                    Address for notice:
                                    8A, No. 2 Conduit Road, Mid Levels
                                    Hong Kong
                                    Attn: Neil Shen [CHINESE CHARACTERS]
                                    Tel: 852-2169-0911
                                    Fax: 852-2169-092

                                                               Earnout Agreement

                                       S-3